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                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


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                Current Report Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


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       Date of Report (Date of earliest event reported): October 24, 1996



                                 JOSTENS, INC.
            (Exact name of registrant as specified in its charter)



       MINNESOTA                     1-5064                41-0343440
(State of Incorporation)        (Commission File        (I.R.S. Employer
                                  File Number)         Identification No.)



            5501 NORMAN CENTER DRIVE, MINNEAPOLIS, MINNESOTA  55437
            (Address of principal executive offices)     (Zip Code)



Registrant's telephone number, including area code:(612) 830-3300
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Item 8.  Change in Fiscal Year.  On October 24, 1996, the Board of Directors of
Jostens, Inc. (the "Registrant") authorized a change in the Registrant's fiscal year from a June 30 year-end to a calendar year-end effective January 1, 1997, provided all regulatory approvals are obtained. The Registrant intends to file a Form 10-K for the six-month transition period beginning July 1, 1996 and ending December 31, 1996.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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a.   Financial statements of businesses acquired.  Not applicable.
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b.   Pro forma financial information.  Not applicable.
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c.   Exhibits.
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                28.1      Press Release dated October 25, 1996.
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                                   SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                              JOSTENS, INC.
                              (Registrant)



                              By: /s/ Robert C. Buhrmaster
                                  ________________________________
                                  Robert C. Buhrmaster
                                  President and Chief Executive


                            Dated:  October 31, 1996
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                               INDEX TO EXHIBITS
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Exhibit   Page
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28.1      Press release dated October 25, 1996.